REGULATION S SECURITIES SUBSCRIPTION AGREEMENT


     THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE UNITED
STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES COMMISSION OF ANY STATE UNDER ANY STATE SECURITIES LAW. THEY ARE BEING OFFERED PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER REGULATION S ("REGULATION S") PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THE SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO U.S. PERSONS (AS SUCH TERM IS DEFINED IN REGULATION S) UNLESS THE SECURITIES ARE REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, OR SUCH OFFERS, SALES AND TRANSFERS ARE MADE PURSUANT TO AVAILABLE EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

     THIS SUBSCRIPTION AGREEMENT DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, ANY OF THE SECURITIES OFFERED HEREBY BY OR TO ANY PERSON IN ANY JURISDICTION IN WHICH SUCH OFFER OF SOLICITATION WOULD BE UNLAWFUL. INVESTMENT IN THESE SECURITIES INVOLVES A HIGH DEGREE OF RISK. IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND THE RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED OR DETERMINED THE ACCURACY OR ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     This Regulation S Securities Subscription Agreement (the "Agreement" or the "Subscription Agreement") is executed by the undersigned (the "Subscriber") in connection with the offer and subscription by the Subscriber for Convertible Debentures (the "Convertible Debentures") of SPINTEK GAMING TECHNOLOGIES, INC., a California corporation (the "Company"). The Company is offering an aggregate principal amount of $7,143,000 (U.S.) of Convertible Debentures at an aggregate purchase price of $5,000,000 (U.S.), the purchase price representing a 30% discount to (or 70% of) the total face amount of the Convertible Debentures purchased. The terms of the Convertible Debentures, including the terms on which the Convertible Debentures may be converted into Common Stock, $.002 par value per share of the Company ("Shares"), are set forth in the form of Convertible Debentures attached hereto as Exhibit A. The solicitation of this Subscription and, if accepted by the Company, the offer and sale of Convertible Debentures, are being made in reliance upon the provisions of Regulation S ("Regulation S") promulgated under the United States Securities Act of 1933, as amended (the "Act"). The Convertible Debentures and the Shares issuable upon conversion thereof are sometimes referred to herein as the "Securities." The Subscriber wishes to subscribe for the amount of Convertible Debentures set forth in Section 15 in accordance with the terms and conditions of this Agreement. It is agreed as follows:


1.   Offer to Subscribe; Purchase Price

     The Subscriber hereby offers to purchase and subscribe for the principal amount of Convertible Debentures, and at the price, set out in Section 15 of this Agreement. The Closing shall be deemed to occur when this Agreement has been executed by both the Subscriber and the Company (the "Closing") and payment shall have been made by the Subscriber, by wire transfer, as directed in writing by the Company on the day so directed, to an escrow agent, against the Company's delivery of Convertible Debentures subscribed for under the terms of this Agreement. If the Closing does not occur, the funds of the Subscriber shall be returned from escrow. The payment shall be made by delivering same day funds in United States Dollars as designated above.

2.   Representations; Access to Information; Independent
Information; Independent Investigation

     The Subscriber represents and warrants to and covenants with the Company, on its own behalf and on behalf of each person or entity for which the Subscriber is acting as a fiduciary, as follows:

     2.1 Offshore Transaction. The Subscriber represents and warrants to the Company that (i) neither the Subscriber nor any of the investors on whose behalf the Subscriber may purchase and hold Convertible Debentures or Shares (the "Investors") is a "U.S. person" as that term is defined in Rule 902(o) of Regulation S (a copy of which definition is attached as Exhibit B), and neither the Subscriber nor any Investor is an entity organized or incorporated under the laws of any foreign jurisdiction by any "U.S person" principally for the purpose of investing in securities not registered under the Act, unless the Subscriber is or was organized or incorporated by "U.S. persons" who are accredited investors (as defined in Rule 501(a) under the Act) and who are not natural persons, estates or trusts ("Institutional Investors"), and all owners of interests in such entity who are "U.S. persons" are Institutional Investors, and not natural persons, estates or trusts;
(ii) the Convertible Debentures were not offered to the Subscriber or to any Investor in the United States and at the time of execution of this Subscription Agreement and of any offer to the Subscriber or to the Investors to purchase the Convertible Debentures hereunder, the Subscriber and each such Investor was physically outside the United States; (iii) the Subscriber is purchasing the Securities for its own account and not on behalf of or for the benefit of any U.S. person and the sale and resale of the Securities have not been prearranged with any buyer in the United States; (iv) the Subscriber and to the best knowledge of the Subscriber each distributor, if any, participating in the offering of the Securities, has agreed and the Subscriber hereby agrees that all offers and sales of the Securities prior to the expiration of a period commencing on the Closing of all Convertible Debentures offered and ending forty (40) days thereafter (the "Restricted Period") shall not be made to U.S. persons or for the account or benefit of U.S. persons and shall otherwise be made in compliance with the provisions of Regulation S. Subscriber has not been engaged or acted as or on behalf of a distributor or dealer (and is not an affiliate of a distributor or dealer) with respect to this transaction.

     2.2 Independent Investigation. The Subscriber, in offering to subscribe for the Securities hereunder, has relied upon an independent investigation made by it and has, prior to the date hereof, been given access to and the opportunity to examine all books and records of the Company, and all material contracts and documents of the Company. The Subscriber will keep confidential all non-public information regarding the Company that the Subscriber receives from the Company. In making its investment decision to purchase the Convertible Debentures, the Subscriber is not relying on any oral or written representations or assurances from the Company or any other person or any representation of the Company or any other person other than as set forth in this Agreement, public filings of the Company or in a document executed by a duly authorized representative of the Company making reference to this Agreement. The Subscriber has such experience in business and financial matters that it is capable of evaluating the risk of its investment and determining the suitability of its investment. The Subscriber is a sophisticated investor, as defined in Rule 506(b)(2)(ii) of Regulation D, and an accredited investor as defined in Rule 501 of Regulation D, a copy of which definition is attached hereto as Exhibit C.

     2.3 Economic Risk. The Subscriber understands and acknowledges that an investment in the Convertible Debentures involves a high degree of risk, including a possible total loss of investment. The Subscriber represents that the Subscriber is able to bear the economic risk of an investment in the Convertible Debentures. In making this statement the Subscriber hereby represents and warrants that the Subscriber has adequate means of providing for the Subscriber's current needs and contingencies; the Subscriber is able to afford to hold the Convertible Debentures for an indefinite period and the Subscriber further represents that the Subscriber has such knowledge and experience in financial and business matters that the Subscriber is capable of evaluating the merits and risks of the investment in the Convertible Debentures to be received by the Subscriber. Further, the Subscriber represents that the Subscriber is able to bear the economic risks of an investment in the Convertible Debentures; the Subscriber has no present need for liquidity in such Convertible Debentures; the Subscriber can afford a complete loss of such investment in the Convertible Debentures; and the Subscriber is willing to accept such investment risks.

     2.4 No Government Recommendation or Approval. The Subscriber understands that no United States federal or state agency or similar agency of any other country has passed upon or made any recommendation or endorsement of the Company, this transaction or the subscription of the Securities.

     2.5  No Directed Selling Efforts in Regard to this
Transaction. The Subscriber has not, and to the best of the Subscriber's knowledge, neither the Company nor any distributor, if any, participating in the offering of the Securities nor any person acting for the Company or any such distributor has conducted any "directed selling efforts" as that term is defined in Rule 902 of Regulation S. Such activity includes, without limitation, the mailing of printed material to investors residing in the United States, the holding of promotional seminars in the United States, the placement of advertisements with radio or television stations broadcasting in the United States or in publications with a general circulation in the United States, which discuss the offering of the Securities.

     2.6 Reliance on Representation. This Agreement is made by the Company with the Subscriber in reliance upon such Subscriber's representations and covenants made in this Section 2, which by his execution of this Agreement the Subscriber hereby confirms. If the Subscriber includes or consists of more than one person or entity, the obligations of the Subscriber shall be joint and several and the representations and warranties herein contained shall be deemed to be made by and be binding upon each such person or entity and their respective heirs, executors, administrators, successors and assigns.

     2.7 No Registration. Subscriber understands that the Convertible Debentures and the Common Stock issuable upon conversion of the Convertible Debentures have not been registered under the Act and are being offered and sold pursuant to an exemption from registration contained in the Act based in part upon the representations of Subscriber contained herein. The Common Stock does, however, carry certain registration rights as set forth in the Registration Rights Agreement executed by the parties hereto (the "Registration Rights Agreement").

     2.8 No Public Solicitation. Subscriber knows of no public solicitation or advertisement of an offer in connection with the proposed issuance and sale of the Convertible Debentures.

     2.9  Investment Intent.  Subscriber is acquiring the
Convertible Debentures to be issued and sold hereunder (and the Shares issuable upon conversion of the Convertible Debentures) for the Subscriber's own account (or for beneficiaries' accounts over which the Subscriber has investment discretion but no discretionary voting or dispositive authority). Subscriber and each other party acquiring Convertible Debentures and the shares issuable upon conversion of the Convertible Debentures pursuant to this Agreement are acquiring such securities for investment and not with a view to the distribution thereof. Subscriber understands that Subscriber must bear the economic risk of this investment indefinitely unless the sale of such Convertible Debentures or such Shares is registered pursuant to the Act, or an exemption from such registration is available, and that except as set forth in the Registration Rights Agreement, the Company has no present intention of registering any such sale of the Convertible Debentures or such Shares. Subscriber represents and warrants to the Company that it has no present plan or intention of selling the Convertible Debentures or the Shares in the United States, has made no predetermined arrangements to sell the Convertible Debentures or the Shares other than as provided in the Registration Rights Agreement and that the offering by the Company of its securities to the Subscriber, as contemplated in this Subscription Agreement (the "Offering"), together with any subsequent resale of the Convertible Debentures or the Shares, is not part of a plan or scheme to evade the registration provisions of the Act. Subscriber currently has no short position in the Shares, including any short call position or any long put position or any contract or arrangement that has the effect of eliminating or substantially diminishing the risk of ownership of the Convertible Debentures or the Shares, nor has engaged in any hedging transaction with respect to the Convertible Debentures or the Shares. Subscriber covenants that neither Subscriber nor its affiliates nor any person acting on its or their behalf has the intention of entering, or will enter during the Restricted Period, into any put option, short position or any hedging transaction or other similar instrument or position with respect to the Shares or securities of the same class as the Shares and neither Subscriber nor any of its affiliates nor any person acting on its or their behalf will use at any time Shares acquired pursuant to this Agreement to settle any put option, short position or other similar instrument or position that may have been entered into prior to the execution of this Agreement.

     2.10 No Sale in Violation of the Act. Subscriber further covenants that Subscriber will not make any sale, transfer or other disposition of the Convertible Debentures or the Shares in violation of the Act (including Regulation S), the Securities Exchange Act of 1934, as amended (the "Exchange Act") or the rules and regulations of the Securities and Exchange Commission (the "Commission") promulgated thereunder.

     2.11 Incorporation and Authority. Subscriber has the full power and authority to execute, deliver and perform this Agreement and to perform its obligations hereunder. This Agreement has been duly approved by all necessary action of Subscriber, including any necessary shareholder approval, has been executed by persons duly authorized by Subscriber, and constitutes a valid and legally binding obligation of Subscriber, enforceable in accordance with its terms.

     2.12 No Reliance on Tax Advice. Subscriber has reviewed with his, her or its own tax advisors the foreign, federal, state and local tax consequences of this investment, where applicable, and the transactions contemplated by this Agreement. Subscriber is relying solely on such advisors and not on any statements or representations of the Company or any of its agents and understands that Subscriber (and not the Company) shall be responsible for the Subscriber's own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

     2.13 Independent Legal Advice. Subscriber acknowledges that Subscriber has had the opportunity to review this Agreement and the transactions contemplated by this Agreement with his or her own legal counsel. Subscriber is relying solely on such counsel and not on any statements or representations of the Company or any of its agents for legal advice with respect to this investment or the transactions contemplated by this Agreement, except for the representations, warranties and covenants set forth herein and in the opinion provided for in Section 7.5 herein. Subscriber acknowledges that the law firm of Nelson Mullins Riley & Scarborough, L.L.P., which is acting as escrow agent in connection with this transaction, is not legal counsel to Subscriber and has not provided legal advice to Subscriber.

     2.14 Compliance.  If Subscriber becomes subject to Section
13(d) of the Exchange Act, Subscriber will duly file the required
Schedule thereunder.

     2.15 Not an Affiliate. Subscriber is not an officer, director or "affiliate" (as that term is defined in Rule 405 of the Act) of the Company.

     2.16 No Pledges. Subscriber has not pledged the Securities, and will not pledge the Securities during the Restricted Period (as defined below), as collateral in a margin account or otherwise with a U.S. person.

     2.17 No Inquiries. Subscriber has not been the subject of a regulatory inquiry by the Commission.

     2.18 Warranties of Other Parties. If Subscriber is purchasing the Convertible Debentures for the accounts of parties other than Subscriber (as contemplated by Section 2.9 above), Subscriber has full power and authority to make the representations, warranties and agreements made pursuant to this Agreement on behalf of the owners of such accounts, and agrees that each representation, warranty and agreement made by Subscriber herein is also made by and on behalf of each owner of each such account.

3.   Resales

     Subscriber acknowledges and agrees that the Securities may and will only be resold (a) in compliance with Regulation S; (b) pursuant to a Registration Statement under the Act; or (c) pursuant to an exemption from registration under the Act.

4.   Legends; Subsequent Transfer of Securities

     4.1 Legends. The certificate(s) representing the Convertible Debentures shall bear the legend set forth below and any other legend, if such legend or legends are reasonably required by the Company to comply with state, federal or foreign law. Assuming that there are no changes in the material facts set forth in Section 2 of this Agreement or applicable law from the date hereof until the date of conversion, and subject to the Company's transfer agent's receipt of a legal opinion from legal counsel to the Company, the certificate representing the Shares into which the Convertible Debentures are converted after the Restricted Period shall not bear a legend.

     "The Convertible Debentures of Spintek Gaming Technologies, Inc. (the "Issuer") represented by this certificate have been issued pursuant to Regulation S, promulgated under the Securities Act of 1933, as amended (the "Act"), and have not been registered under the Act or any applicable state securities laws. These shares may not be offered or sold within the United States or to or for the account of a "U.S. Person" (as that term is defined in Regulation S) during the period commencing on the sale of these securities and ending on the fortieth
     (40th) day following completion of the Regulation S offering of the Issuer pursuant to which these shares have been issued, which day is ______________, 1996 (the "Restricted Period"). The Convertible Debentures represented by this certificate may first be converted into common stock of the issuer on that date which is 45 days after the date of issuance. The Issuer will notify the transfer agent of the date of completion of such offering and of the expiration of such Restricted Period. Following expiration of the Restricted Period, these shares may not be offered or sold unless such offer or sale is registered or exempt from registration under the Act."

     4.2 Transfers. Subject to receipt of a legal opinion from legal counsel to the Company, the Company agrees, and shall instruct its agents, that the Securities may be transferred to any person or entity who is not an affiliate of the Company if such transfer occurs after the Restricted Period, without (a) any further restriction on transfer (provided the transfer is made in compliance with the Act) or (b) the entry of a "stop transfer" order against such Securities, and the Securities delivered to the transferee shall not bear a legend. The Company may place a stop transfer order on any Common Stock issued upon conversion of the Convertible Debentures during the Restricted Period for the duration of the Restricted Period. Upon election by the Subscriber to convert the Convertible Debentures into Shares, the Subscriber shall deliver to the Company a duly completed Notice of Conversion (a "Notice of Conversion") in the form attached to this Agreement.

5.   Issuance of Further Securities

     5.1 Restrictions on Additional Issuances. The Company will not issue any debt or equity securities for cash in public or private capital raising transactions for a period of ninety (90) days after the Closing, without the prior written consent of the Subscriber; provided, however, the requirement for Subscriber's prior written consent shall not apply to: (i) the issuance of securities pursuant to the exercise of options or warrants issued and outstanding on July 10, 1996; (ii) any transaction involving the Company's arrangements, now or in the future, with commercial banks or other lending institutions; (iii) issuances of securities pursuant to the acquisition of another corporation by the Company by merger, purchase of substantially all of the assets or other reorganization whereby the Company owns more than fifty percent (50%) of the voting power of such corporation following such transaction; (iv) any acquisition or disposition of a product or a license by the Company on the condition that such issuance is approved by the Board of Directors of the Company; or (v) the issuance of securities upon exercise or conversion of the Company's Convertible Debentures outstanding on the date of the Closing (collectively, the "Permitted Issuances").

     5.2 Right of First Refusal. The Company hereby grants to the Subscriber the right of first refusal to purchase all (or any part) of New Securities (as defined in this Section) that the Company may, from time to time, propose to sell and issue prior to June 30, 1998. "New Securities" shall mean any capital stock of the Company, whether now authorized or not, and rights, options or warrants to purchase said capital stock, and debt or equity securities of any type whatsoever that are, or may become, convertible into said capital stock; provided, however, that the term "New Securities" does not include Permitted Issuances or stock options granted to full-time employees or directors of the Company. In the event that the Company proposes to undertake an issuance of New Securities, it shall give the Subscriber written notice of its intention, describing the type of New Securities, the price and the general terms upon which the Company proposes to issue the same. The Subscriber shall have fifteen (15) days from the date of receipt of any such notice to agree to purchase all or less than all of the New Securities for the price and upon the general terms specified in the notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased. If the Subscriber fails to exercise in full the right of first refusal within such fifteen (15) day period, the Company shall have sixty (60) days thereafter to sell the New Securities respecting which the Subscriber's rights were not exercised, at a price and upon general terms no more favorable to the purchasers thereof than specified in the Company's notice. In the event that the Company has not sold the New Securities within such sixty (60) day period, the Company shall not thereafter issue or sell any New Securities without first offering such securities to the Subscriber in the manner provided above. The right of first refusal granted under this Section shall terminate upon the earlier of: (i) July 5, 1999; or (ii) the date upon which the Subscriber ceases to own any securities: (a) purchased in the Offering; (b) issued with respect to or upon conversion of securities purchased in the Offering; or (c) purchased pursuant to the right of first refusal granted under this Section.

6.   Representations, Warranties and Covenants of Company

     The Company represents and warrants to and covenants with the Subscriber as follows:

     6.1 Organization, Good Standing, and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of California and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on the business or properties of the Company and its subsidiaries taken as a whole. The Company to its knowledge is not the subject of any pending or threatened investigation or administrative or legal proceeding by the Internal Revenue Service, the taxing authorities of any state or local jurisdiction, or the Securities and Exchange Commission which have not been disclosed in the reports referred to in Section 6.5 below.

     6.2 Corporate Condition. None of the Company's filings made pursuant to the Exchange Act, including, but not limited to, those reports referenced in Section 6.5 below, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading. There have been no material adverse changes in the Company's financial condition or business since the date of those reports which have not been disclosed to Subscriber in writing.

     6.3 Authorization. All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder and the authorization, issuance (or reservation for issuance) and delivery of the Convertible Debentures being sold hereunder and the Common Stock issuable upon conversion of the Convertible Debentures have been taken, and this Agreement constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms.

     6.4 Valid Issuance of Convertible Debenture and Common Stock. The Convertible Debentures, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will have been issued in compliance with all applicable U.S. federal and state securities laws. The Common Stock issuable upon conversion of the Convertible Debentures when issued in accordance with the terms thereof shall be duly and validly issued and outstanding, fully paid and nonassessable, and based in part on the representations and warranties of Subscriber and any transferee of the Convertible Debentures, will be issued in compliance with all applicable U.S. federal and state securities laws.

     6.5 Current Public Information. The Company represents and warrants to the Subscriber that the Company is a "reporting issuer" as defined in Rule 902(l) of Regulation S and it has a class of securities registered under Section 12(g) of the Exchange Act and has filed all the materials required to be filed as reports pursuant to the Exchange Act for a period of at least twelve months preceding the date hereof (or for such shorter period as the Company was required by law to file such material). The Subscriber has obtained copies of the Company's Form 10-SB as of November 9, 1995, as amended January 19, 1996 and Form 10-QSB for the fiscal quarter ended March 31, 1996. The Company undertakes to furnish the Subscriber with copies of such other information as may be reasonably requested by the Subscriber prior to consummation of this Offering.

     6.6  No Directed Selling Efforts in Regard to this
Transaction. The Company has not, and to the best of the Company's knowledge neither the Subscriber nor any distributor, if any, participating in the offering of the Securities nor any person acting for the Company or any such distributor has conducted any "directed selling efforts" as that term is defined in Rule 902 of Regulation S. Such activity includes, without limitation, the mailing of printed material to investors residing in the United States, the holding of promotional seminars in the United States, the placement of advertisements with radio or television stations broadcasting in the United States or in publications with a general circulation in the United States, which discuss the offering of Shares. The Company represents and warrants that the Offering is not part of a plan or scheme to evade the registration provisions of the Act.

     6.7 No Conflicts. The execution and delivery of this Agreement and the consummation of the issuance of the Securities and the transactions contemplated by this Agreement do not and will not conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default under, the Certificate of Incorporation or bylaws of the Company, or any indenture, mortgage, deed of trust or other material payment or instrument to which the Company is a party or by which it or any of its properties or assets are bound, or any existing applicable decree, judgment or order of any court, Federal or State regulatory body, administrative agency or other governmental body having jurisdiction over the Company or any of its properties or assets.

     6.8 Issuance of Securities. The Company will issue one or more certificates representing the Convertible Debentures in the name of Subscriber in such denominations of $10,000 or greater to be specified by the Company prior to Closing. Upon conversion of the Convertible Debentures in accordance with their terms, the Company will issue one or more certificates representing Shares in the name of Subscriber and in such denominations to be specified by Subscriber prior to conversion. Subject to the Company's transfer agent's receipt of a legal opinion from legal counsel to the Company, the shares to be issued upon conversion of the Convertible Debentures shall not bear any restrictive legends. The Company further warrants that no instructions other than these instructions, and instructions for a "stop transfer" until the end of the Restricted Period, have been given to the transfer agent and also warrants that the Shares shall otherwise be freely transferable by Subscriber on the books and records of the Company subject to compliance with Federal and State securities laws, the receipt of a legal opinion from legal counsel to the Company and the terms of the Convertible Debentures. The Company will notify the transfer agent of the date of completion of the Offering and of the date of expiration of the Restricted Period. Nothing in this section shall affect in any way Subscriber's obligations and agreement to comply with all applicable securities laws upon resale of the Securities.

     6.9 No Action. The Company has not taken and will not take any action that will affect in any way the running of the Restricted Period or the ability of Subscriber to resell freely the Securities in accordance with applicable securities laws and the Agreement.

     6.10 Compliance with Laws. As of the date hereof, the conduct of the business of the Company complies in all material respects with all material statutes, laws, regulations, ordinances, rules, judgments, orders or decrees applicable thereto. The Company has not received notice of any alleged violation of any statute, law, regulations, ordinance, rule, judgement, order or decree from any governmental authority. The Company shall comply with all applicable securities laws with respect to the sale of the Securities, including but not limited to the filing of all reports required to be filed in connection therewith with the Securities and Exchange Commission or any stock exchange or the NASDAQ Stock Market or any other regulatory authority.

     6.11 Litigation. Except as disclosed in the Company's Annual Report on Form 10-KSB, there is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending or, to the knowledge of the Company, threatened, against or affecting the Company, or any of its properties, which could reasonably be expected to result in any material adverse change in the business, financial condition or results of operations of the Company, or which could reasonably be expected to materially and adversely affect the properties or assets of the Company.

     6.12 No U.S. Offering. The Company represents that it has not offered the Securities to the Subscriber or any Investor in the U.S. or to any person in the United States or any U.S. person.

     6.13 Disclosures.  There is no fact known to the Company
(other than general economic conditions known to the public generally) that has not been disclosed in writing to the Subscriber that (a) could reasonably be expected to have a material adverse effect on the business, financial condition or results of operations of the Company, or which could reasonably be expected to materially and adversely affect the properties or assets of the Company or (b) could reasonably be expected to materially and adversely affect the ability of the Company to perform its obligations pursuant to this Subscription Agreement and the issuance of the Convertible Debentures hereunder.

     6.14 Commissions. Except for a fee which is payable by the Company to J.P. Carey Enterprises, Inc., no other person, firm or corporation will be entitled to receive any brokerage fee, commission or other similar payment from the Company in connection with the consummation of the transactions contemplated hereby and the Company shall not make any such payment to any person, firm or corporation other than J.P. Carey Enterprises, Inc.

     6.15 Capitalization. The Company, as of the date of the Closing, will have outstanding the number of shares of Common Stock, Convertible Debentures, Options and Warrants as set forth on Exhibit D.

7.   Additional Covenants of Company

     7.1 Accountants. The Company shall, until at least the second anniversary of the date of the Closing (the "Closing Date"), maintain as its independent auditors an accounting firm that is authorized to practice before the SEC.

     7.2 Corporate Existence and Taxes. The Company shall, until at least the second anniversary of the Closing Date, maintain its corporate existence in good standing, and shall pay all its taxes when due except for taxes which the Company disputes.

     7.3 Reserved Shares and Listings. For so long as any Convertible Debentures held by the Subscriber remain outstanding:

          (a) the Company will reserve from its authorized but unissued shares of Common Stock ("Common Stock") a sufficient number of Shares to permit the conversion in full of the outstanding principal amount of Convertible Debentures; and

          (b) the Company will maintain the listing of its Shares on the NASDAQ Bulletin Board Market System.

     7.4 Liquidated Damages for Late Conversion. As set forth in the Convertible Debenture, the Company shall use all reasonable efforts to issue and deliver, within three business days after the Subscriber has fulfilled all conditions and submitted all necessary documents duly executed and in proper form required for conversion (the "Deadline"), to the Subscriber or any party receiving the Convertible Debentures by transfer from the Subscriber (together with the Subscriber, a "Holder"), at the address of the Holder on the books of the Company, a certificate or certificates for the number of Shares of Common Stock to which the Holder shall be entitled. The Company understands that a delay in the issuance of the Shares of Common Stock beyond the Deadline could result in economic loss to the Holder. As compensation to the Holder for such loss, the Company agrees to pay liquidated damages to the Holder for late issuance of Shares upon conversion in accordance with the following schedule (where "No. Business Days Late" is defined as the number of business days beyond three business days from the date of receipt by the Company of a Notice of Conversion and the transfer agent of all necessary documentation duly executed and in proper form required for conversion, including the original certificate representing the Convertible Debentures to be converted, all in accordance with this Agreement, the Convertible Debentures and the requirements of the transfer agent):

          No. Business Days Late        Liquidated Damages

               1                        $500
               2                        $1,000
               3                        $1,500
               4                        $2,000
               5                        $2,500
               6                        $3,000
               7                        $3,500
               8                        $4,000
               9                        $4,500
               10                       $5,000
               >10                      $5,000 + $1,000 for
each
                                        Business Day Late
beyond                                       10 days

The Company shall pay the Holder any liquidated damages incurred under this Section by check upon the earlier to occur of (i) issuance of the Shares to the Holder or (ii) each monthly anniversary of the receipt by the Company of such Holder's Notice of Conversion.
Nothing herein shall limit the Subscriber's right to pursue actual damages for the Company's failure to issue and deliver shares of Common Stock to the Subscriber in accordance with the terms of the Certificate of Designation.

     7.5 Conversion Notice. The Company agrees that, in addition to any other remedies which may be available to the Subscriber, including, but not limited to, remedies available under Section 7.4 of this Agreement, in the event the Company fails for any reason, other than an act of God, to effect delivery to the Subscriber of certificates representing Shares within three (3) business days following receipt by the Company of a Notice of Conversion, the Investor will be entitled to revoke the Notice of Conversion by delivering a notice to such effect to the Company whereupon the Company and the Subscriber shall each be restored to their respective positions immediately prior to delivery of such Notice of Conversion.

     7.6 Opinion of Counsel. Subscriber shall, upon purchase of the Convertible Debentures, receive an opinion letter from Coulter & Davenport, counsel to the Company, to the effect that (i) the Company is duly incorporated and validly existing; (ii) this Agreement, the issuance of the Convertible Debentures, and the issuance of the Common Stock upon conversion of the Convertible Debentures have been duly approved by all required corporate action, and that all such securities, upon due issuance, shall be validly issued and outstanding, fully paid and nonassessable; (iii) this Agreement and the Registration Rights Agreement are valid and binding obligations of the Company, enforceable in accordance with their terms, except as enforceability of any indemnification provisions may be limited by principles of public policy, and subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of laws governing specific performance and other equitable remedies; and (iv) based upon the representations and warranties of the Company and each Subscriber in the Offering, the offer and sale of the Convertible Debentures to the Subscriber is exempt from the registration requirements of the Securities Act; except that with respect to the foregoing opinions counsel may add such qualifications as are consistent with firm practice, including an assumption that the transaction does not constitute a plan or scheme to evade the registration provisions of the Act.

     7.7 Consultation with Legal Counsel. The Company shall consult with its legal counsel regarding its Exchange Act filing requirements including, but not limited to, the possible obligation of the Company to file Forms 10-C and Form 8-K in connection with the Offering, and will timely make any and all such filings deemed necessary by such counsel.

     7.8  Registration Rights.  The Company will grant the
Subscriber the registration rights covering the Shares issuable on conversion of the Convertible Debentures on substantially the terms of the Registration Rights Agreement attached hereto as Exhibit E on the Closing Date.

8.   Option to Exchange for Equity Instrument

     The parties hereto agree that, upon compliance with Section 21 of the Convertible Debentures, the Company shall have the option to exchange the Convertible Debentures issued in accordance with this Agreement (to the extent that such Convertible Debentures have not been converted into Shares), into certificates of preferred stock (the "Exchange Preferred Stock") duly authorized by the Company's shareholders which Exchange Preferred Stock shall have the same terms and conversion rights as are found in Exhibit B to the Convertible Debentures.

9.   Governing Law

     This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia, U.S.A., applicable to agreements made in and wholly to be performed in that jurisdiction, except for matters arising under the Act or the Exchange Act which matters shall be construed and interpreted in accordance with such laws. Any action brought to enforce, or otherwise arising out of, this Agreement shall be heard and determined in either a federal or state court sitting in the State of Georgia, U.S.A.

10.  Entire Agreement; Amendment

     This Agreement, the Convertible Debentures, the Registration Rights Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

11.  Notices, Etc.

     Any notice, demand or request required or permitted to be given by either the Company or the Subscriber pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally or by facsimile, with a hard copy to follow by two day courier addressed to the parties at the addresses or facsimile numbers of the parties set forth at the end of this Agreement or such other address or facsimile number as a party may request by notifying the other in writing.

12.  Counterparts

     This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

13.  Severability

     In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

14.  Titles and Subtitles

     The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

15.  Amount

     The undersigned Subscriber hereby subscribes for Convertible
Debentures with a face value of Seven Million One Hundred Forty-Three Thousand Dollars ($7,143,000.00) (U.S.) and pays herewith funds in the amount of Five Million Dollars ($5,000,000.00) (U.S.).

     The undersigned Subscriber acknowledges that this subscription shall not be effective unless accepted by the Company as indicated below.


Dated this _____ day of July, 1996.


____________________________________
(Name) (Please Print)


____________________________________
(Signature)


____________________________________
(Mailing Address)


____________________________________
(Telephone Number)


____________________________________
(Facsimile Number)


____________________________________
(Place of Execution)

     THIS SUBSCRIPTION IS ACCEPTED BY THE COMPANY ON THE ____ DAY OF
JULY, 1996.

               SPINTEK GAMING TECHNOLOGIES, INC.


               By:________________________________

               Print Name:________________________

               Title:______________________________

               Address:  901 Grier Drive, Suite B
                         Las Vegas, Nevada  89119
                         Telephone: (702) 263-3660
                         Facsimile: (702) 263-3680

                       NOTICE OF CONVERSION

         (To be Executed by the Registered Holder in order to Convert the Convertible Debentures or Exchange Preferred Stock)

The undersigned hereby irrevocably elects to convert $________ U.S. in principal amount of Convertible Debentures ("Convertible Debentures"), represented by Debenture No(s). ____ (the "Convertible Debenture Certificate(s)") or _____ shares of Exchange Preferred Stock ("Preferred Stock"), represented by Certificate No(s). _____ (the "Preferred Stock Certificates") into shares of common stock ("Common Stock") of Spintek Gaming Technologies, Inc. (the "Company") according to the conditions of the Convertible Debentures or Preferred Stock, as the case may be, as of the date written below.
If shares are to be issued in the name of a person other than undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates. No fee will be charged to the undersigned for any conversion, except for transfer taxes, if any.

The undersigned represents that it and each person or entity on whose behalf it holds Convertible Debentures or Preferred Stock, as the case may be, to be converted into Common Stock (each an "Investor"):
(i) is familiar with and understands the terms, conditions and requirements contained in Regulation S ("Regulation S") and Rule 144 promulgated under the Securities Act of 1933, as amended (the "Act");
(ii) is not a "U.S. Person" or "distributor" as defined in Regulation S; (iii) purchased the Convertible Debenture or Preferred Stock for which conversion is being elected, and is purchasing the Common Stock referenced herein, for its own account and for the account of each Investor and not for the account or benefit of any U.S. Person; (iv) will comply with the transfer restrictions contained in Section 4(1) of the Act and Rule 144 promulgated thereunder to the extent they are applicable; (v) has not had a "short" position in the Company's securities at any time since the purchase of the Convertible Debentures or Preferred Stock (including any short call position or any long put position or any contract or arrangement that had the effect of eliminating or substantially diminishing the risk of ownership of the Convertible Debentures or Preferred Stock) nor has it engaged in any hedging transaction with respect to the Convertible Debentures or Preferred Stock or the Common Stock; (vi) has no prior understanding with respect to the sale of the Common Stock to any third party; (vii) has not engaged in any "directed selling efforts" (as such term is defined in Regulation S) with respect to the Convertible Debentures or Preferred Stock or the Common Stock issuable upon conversion of the Convertible Debentures or Preferred Stock; (viii) purchased the Convertible Debentures or Preferred Stock with investment intent, is purchasing the Common Stock with investment intent and presently has no intent to sell, dispose of or otherwise transfer the Common Stock; (ix) will make any sale, transfer or other disposition of the Common Stock in full compliance with the Act, the Exchange Act, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder; and (x) received the offer to purchase the Convertible Debentures or Preferred Stock outside the United States and, at the time the Subscription Agreement pursuant to which the Convertible Debentures or Preferred Stock was executed was, and upon execution of this Notice of Conversion is, outside the United States. The undersigned has obtained representations from each Investor with respect to compliance with paragraphs (i) - (x) of this Notice.

Conversion Formula:                ______________________________
                                    Date of Conversion

                                   ______________________________
                                   Applicable Conversion Price

                                   ______________________________
                                    Signature
                                   ______________________________
                                    Name

                                    Address:
                                   ______________________________
                                   ______________________________

* No shares of Common Stock will be issued until the original Convertible Debenture Certificate(s) or Preferred Stock Certificate(s), as the case may be, to be converted and the Notice of Conversion are received by the Company's Attorney or Transfer Agent. The original Convertible Debenture Certificate(s) or Preferred Stock Certificate(s) to be converted and the Notice of Conversion must be received by the Company's Attorney or Transfer Agent by the third business day following the Date of Conversion, or such Notice of Conversion shall become null and void in the discretion of the Company.

                              EXHIBIT A





                  THESE SECURITIES HAVE NOT BEEN REGISTERED WITH
THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES COMMISSION OF ANY STATE UNDER ANY STATE SECURITIES LAW. THEY ARE BEING OFFERED PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER REGULATION S ("REGULATION S") PROMULGATED UNDER THE ACT. THE SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO U.S. PERSONS (AS SUCH TERM IS DEFINED IN REGULATION S) UNLESS THE SECURITIES ARE REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, OR SUCH OFFERS, SALES AND TRANSFERS ARE MADE PURSUANT TO AVAILABLE EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND THOSE LAWS.

                  THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY
ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                No.  ___
                $7,143,000 U.S.

            SPINTEK GAMING TECHNOLOGIES, INC.

     4% CONVERTIBLE DEBENTURE DUE DECEMBER 31, 1997

             THIS DEBENTURE, issued this ____ day of July, 1996, is one of a duly authorized issue of Debentures of Spintek Gaming Technologies, Inc., a corporation duly organized and existing under the laws of the State of California (the "Company"), designated as its 4% Convertible Debentures Due December 31, 1997, in the aggregate principal amount of $7,143,000 U.S. (the "Debentures").

             FOR VALUE RECEIVED, the Company promises to pay to ______________, the registered holder hereof (the "Holder"), the principal sum of Seven Million One Hundred Forty-Three Thousand Dollars ($7,143,000 U.S.), on or prior to December 31, 1997 (the "Maturity Date"). This instrument shall accrue interest on the principal sum outstanding at the rate of 4% per annum. Accrual of interest on this

                 (continued on reverse)

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized.

                            Spintek Gaming Technologies, Inc.


Dated:  ______, 19__         By:_____________________________
                             Its:

(page 2 of 7 of 4% Convertible Debenture due December 31, 1997) Debenture shall commence on the date of this Debenture and shall continue to accrue until payment in full of the principal sum has been made or duly provided for. The principal of, and interest on, this Debenture are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, at the address of the Holder last appearing on the Debenture Register of the Company as designated in writing by the Holder from time to time. The Debenture Register shall represent the record of ownership and right to receive principal and interest on this Debenture. Interest and principal shall be payable only to the registered Holder as reflected in the Debenture Register. The right to receive principal and interest under this Debenture shall be transferable only through an appropriate entry in the Debenture Register as provided herein. The forwarding of such payment shall constitute a payment of interest hereunder and shall satisfy and discharge the liability for principal and interest on this Debenture to the extent of the sum represented by such payment.

    This Debenture is subject to the following additional provisions:

1. Debentures. The Debentures are issuable in denominations of at least Ten Thousand Dollars ($10,000 U.S.). The Debentures are exchangeable for an equal aggregate principal amount of Debentures of different authorized denominations, as requested by the Holders surrendering the same, but shall not be issuable in denominations less than integral multiples of Ten Thousand Dollars ($10,000 U.S.). No service charge will be made for such registration of transfer or exchange.

2. Withholding. The Company shall be entitled to withhold from all payments of principal of, and interest on, this Debenture any amounts required to be withheld under the applicable provisions of the United States income tax laws or other applicable laws at the time of such payments. The Holder shall pay any other taxes, charges, or levies in connection with the issuance or transfer thereof.

3. Transfer. This Debenture has been issued subject to investment representations of the original purchaser hereof and may be transferred or exchanged only in compliance with the Securities Act of 1933, as amended (the "Act"), including Regulation S promulgated under the Act. Any Holder of this Debenture, by acceptance hereof, agrees to the representations, warranties and covenants herein. Prior to due presentment to the Company for transfer of this Debenture, the Company and any agent of the Company may treat the person in whose name this Debenture is duly registered on the Company's Debenture Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Debenture be overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

4. Conversion. The record Holders of this Debenture shall have conversion rights as follows (the "Conversion Rights"):

    (a) Right to Convert. The record Holder of this Debenture shall be entitled, at the option of the Holder, to convert any or all of the aggregate principal amount of Debentures held by such Holder, at any time beginning forty-five (45) days after the date of issuance of this Debenture, at the office of the Company or any transfer agent for the Debentures, into that number of fully-paid and non-assessable shares of Common Stock of the Company calculated in accordance with the following formula:

Number of shares issued upon conversion = (Principal +
Interest)/Conversion Price, where

   Principal = The principal amount of the Debenture(s) to be converted,

   Interest = Principal x (N/365) x .04, where N = the number of days between (i) the date of issuance of this Debenture, and (ii) the date of conversion of this Debenture, and

   Conversion Price = the lesser of (x) $2.00 (the "Fixed Conversion Price"), or (y) the average Closing Bid Price, as that term is defined below, of the Company's Common Stock for the five (5) trading days immediately preceding the Date of Conversion, as defined below (the "Floating Conversion Price"); provided, however, that on the first anniversary after the issuance of this Debenture, the Fixed Conversion Price shall be $3.00; and provided further, that in no event shall the Conversion Price be less than $1.00 per share. For purposes hereof, the term "Closing Bid Price" shall mean the closing bid price of the Company's Common Stock as reported by NASDAQ (or, if not reported by NASDAQ, as reported by such other exchange or market where traded).

    (b)  Mechanics of Conversion.  No fractional shares of Common
Stock shall be issued upon conversion of this Debenture. In lieu of any fractional share to which the Holder would otherwise be entitled, the Company shall pay cash to such Holder in an amount equal to such fraction multiplied by the Conversion Price then in effect. In the case of a dispute as to the calculation of the Conversion Rate, the Company's calculation shall be deemed conclusive absent manifest error. In order to convert Debentures into full shares of Common Stock, the Holder shall surrender the certificate or certificates therefor, duly endorsed, by either overnight courier or 2-day courier, to the office of the Company or of any transfer agent for the Debentures, and shall give written notice to the Company, on the form attached as Exhibit "A" hereto, at such office that he elects to convert the same, the number of Debentures so converted and a calculation of the Conversion Rate (with an advance copy of the certificate(s) and the notice by facsimile); provided, however, that the Company shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such conversion unless either the certificates evidencing such Debentures are delivered to the Company or its transfer agent as provided above, or the Holder notifies the Company or its transfer agent that such certificates have been lost, stolen or destroyed and executes

(page 3 of 7 of 4% Convertible Debenture due December 31, 1997)

an agreement satisfactory to the Company to indemnify the Company from any loss incurred by it in connection with such certificates.

    The Company shall use reasonable efforts to issue and deliver within three (3) business days after delivery to the Company of such certificates, or after such agreement and indemnification, to such Holder of Debentures at the address of the Holder on the books of the Company, a certificate or certificates for the number of shares of Common Stock to which the Holder shall be entitled as aforesaid. The date on which notice of conversion is given (the "Date of Conversion") shall be deemed to be the date set forth in such notice of conversion, provided that the original Debentures to be converted are received by the transfer agent or the Company within five business days thereafter and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date.
If the original Debentures to be converted are not received by the transfer agent or the Company within five business days after the Date of Conversion, the notice of conversion shall become null and void.

    Following conversion of a Debenture, or a portion thereof, the principal and interest owed on that Debenture or portion of the Debenture so converted will be deemed paid in full and satisfied, and such Debenture or portion thereof will no longer be outstanding.

    (c) Reservation of Stock Issuable Upon Conversion. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the Debentures, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all then outstanding Debentures; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding Debentures, the Company will take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

    (d)  Automatic Conversion on Maturity Date.  Each outstanding
Debenture shall automatically be converted into Common Stock on December 31, 1997 at the Conversion Price for each share of Common Stock calculated in accordance with the formula in Section 4(a) above, and December 31, 1997 shall be deemed the Date of Conversion with respect to such conversion.

    (e) Adjustment to Conversion Price.

        (i) If, prior to the conversion of all of the Debentures, the number of outstanding shares of Common Stock is increased by a stock split, stock dividend, or other similar event, the Fixed Conversion Price shall be proportionately reduced, or if the number of outstanding shares of Common Stock is decreased by a combination or reclassification of shares, or other similar event, the Fixed Conversion Price shall be proportionately increased.

        (ii) If, prior to the conversion of all of the Debentures at a time when conversion would be at the Floating Conversion Price, there is a stock split, stock dividend or other similar event which occurs during the five-day period utilized to compute the Conversion Price, then the Closing Bid Price used to compute the Conversion Price shall be appropriately adjusted to reflect, as deemed equitable and appropriate by the Company, such stock split, stock dividend or other similar event.

        (iii) If, prior to the conversion of all Debentures, there shall be any merger, consolidation, exchange of shares, recapitalization, reorganization, or other similar event, as a result of which shares of Common Stock of the Company shall be changed into the same or a different number of shares of the same or another class or classes of stock or securities of the Company or another entity, then the Holders of Debentures shall thereafter have the right to purchase and receive upon conversion of Debentures, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore issuable upon conversion, such shares of stock and/or securities as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore purchasable and receivable upon the conversion of Debentures held by such Holders had such merger, consolidation, exchange of shares, recapitalization or reorganization not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of the Holders of the Debentures to the end that the provisions hereof (including, without limitation, provisions for adjustment of the Fixed Conversion Price and of the number of shares issuable upon conversion of the Debentures) shall thereafter be applicable, as nearly as may be practicable in relation to any shares of stock or securities thereafter deliverable upon the exercise hereof. The Company shall not effect any transaction described in this subsection 4(e) unless the resulting successor or acquiring entity (if not the Company) assumes by written instrument the obligation to deliver to the Holders of the Debentures such shares of stock and/or securities as, in accordance with the foregoing provisions, the Holders of the Debentures may be entitled to purchase.

        (iv) If any adjustment under this Section 4(e) would create a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares of Common Stock issuable upon conversion shall be the next higher number of shares.

(page 4 of 7 of 4% Convertible Debenture due December 31, 1997)

    5.    Redemption.

    (a) Right to Redeem on Conversion. The Company shall have the right, in its sole discretion, upon receipt of a notice of conversion pursuant to Section 4, to redeem in whole or in part any Debentures submitted for conversion, immediately prior to conversion. If the Company elects to redeem some, but not all, of the Debentures submitted for conversion, the Company shall redeem from among the Debentures submitted by the various shareholders for conversion on the applicable date, a pro-rata amount from each shareholder so submitting Debentures for conversion.

    (b) Mechanics of Redemption on Conversion. The Company shall effect each such redemption by giving notice of its election to redeem, by facsimile within 1 business day following receipt of a notice of conversion from a Holder, with a copy by 2-day courier, to the Holder of Debentures submitted for conversion at the address and facsimile number of such Holder appearing in the Company's register for the Debentures. Such redemption notice shall indicate whether the Company will redeem all or part of the Debentures submitted for conversion and the applicable redemption price. The Company shall not be entitled to send any notice of redemption and begin the redemption procedure unless it has the full amount of the redemption price, in cash, available in a demand or other immediately available account in a bank or similar financial institution on the date the redemption notice is sent to shareholders.

    The redemption price per Debenture shall be calculated in accordance with the following formula:

    Principal + Interest  x Closing Bid Price
       Conversion Price

    For the purposes of the above formula, "Principal", "Interest", "Closing Bid Price" and "Conversion Price" shall have the meanings set forth in Section 4(a).

    The redemption price shall be paid to the Holder of Debentures redeemed within 10 business days of the delivery of the notice of such redemption to such Holder; provided, however, that the Company shall not be obligated to deliver any portion of such redemption price unless either the certificates evidencing the Debentures redeemed are delivered to the Company or its transfer agent as provided in Section 4(b), or the Holder notifies the Company or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Company to indemnify the Company from any loss incurred by it in connection with such certificates.

    (c) Redemption on Asset Sale. In the event the Company enters into a transaction or series of transactions to sell all or substantially all of its assets, the Company shall, within seven days after the closing of such transaction and after giving at least 15 days advance written notice of such transaction (which notice shall specify the date that such redemption is to be effected, which date is referred to hereinafter as the "Effective Date of Redemption"), redeem the Debentures for cash. The redemption price in such event ("Redemption Price on Asset Sale") shall be calculated in accordance with the formula set forth in Section 5(b) above.

    Upon the close of the transaction causing redemption under this
Section 5(c), the Company shall deposit the Redemption Price on Asset Sale for all outstanding Debentures with a bank or trust company having aggregate capital and surplus in excess of $50,000,000 as a trust fund for the benefit of the respective holders of the Debentures designated for redemption and not yet redeemed. Simultaneously, the Company shall deposit irrevocable instruction and authority to such bank or trust company to publish the notice of redemption thereof (or to complete such publication if theretofore commenced) and to pay, on and after the date fixed for redemption or prior thereto, the Redemption Price on Asset Sale to the holders of the Debentures upon surrender of their Debentures.

    (d) Redemption on Change of Control. In the event of a Change of Control (as hereinafter defined), the Debentures shall be redeemed by the Company for cash at a redemption price calculated in accordance with the formula set forth in Section 5(b) above.
(page 5 of 7 of 4% Convertible Debenture due December 31, 1997)

    For purposes of this Section 5(d), Change of Control shall be deemed to have occurred at such time as:

    (i) any person (other than the Company, any Subsidiary of the Company or any employee benefit plan of the Company)("Person") is or becomes the beneficial owner, directly or indirectly, through a purchase, merger or other acquisition or transaction or series of transactions, of shares of capital stock of the Company entitling such Person to exercise 50% or more of the total voting power of all shares of capital stock of the Company entitled to vote generally in the election of directors (any shares of voting stock of which such person or group is the beneficial owners that are not then outstanding for purposes of calculating such percentage); or

    (ii) any consolidation of the Company with, or merger of the Company into, any other Person, any merger of another Person into the Company (other than a merger (x) which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock or (y) which is effected solely to change the jurisdiction of incorporation of the Company and results in a reclassification, conversion or exchange of outstanding shares of Common Stock into solely shares of Common Stock); or

    (iii) a change in the Board of Directors of the Company in which the individuals who constituted the Board of Directors of the Company as of July 10, 1996 cease for any reason to constitute a majority of the directors then in office.

    (e) No Other Redemption. The Company shall have no right to redeem the Debentures except as provided in Section 5 hereof.

6. No Right to Force Conversion Prior to Maturity Date. The Company shall have no right to force conversion of any outstanding Debentures prior to the Maturity Date.

7. Direct Obligations. This Debenture and all other Debentures now or hereafter issued of similar terms are direct obligations of the Company.
8. Termination. After this Debenture shall have been surrendered for conversion as herein provided or notice of conversion shall have been given by the Company pursuant to Section 4(d) herein, this Debenture shall no longer be deemed to be outstanding and all rights with respect to this Debenture, including, without limitation, the right to receive interest hereon and the principal hereof, shall forthwith terminate as of the Date of Conversion, except only the right of the Holder hereof to receive shares of Common Stock in exchange herefor.

9. Protective Provisions. This Debenture may not be amended without the prior written consent of the Holder hereof.

10. Events of Default; Remedies. If one or more of the following described "Events of Default" shall occur:

    (a) The Company shall default in the payment of principal or interest on these Debentures; or

    (b) Any of the representations or warranties made by the Company herein, in the Regulation S Securities Subscription Agreement, dated as of the date hereof relating to these Debentures (the "Subscription Agreement") or in any certificate or financial or other written statements heretofore or hereafter furnished by or on behalf of the Company in connection with the execution and delivery of this Debenture or the Subscription Agreement shall be false or misleading in any material respect at the time made; or

    (c) The Company shall fail to perform or observe, in any material respect, any other covenant term, provision, condition, agreement or obligation of the Company under this Debenture and such failure shall continue uncured for a period of five (5) days after notice from Holder of such failure; or

    (d) The Company shall (1) become insolvent; (2) admit in writing its inability to pay its debts generally as they mature; (3) make an assignment for the benefit of creditors or commence proceedings for its dissolution; or (4) apply for or consent to the appointment of a trustee, liquidator or receiver for its or for a substantial part of its property or business; or

    (e) A trustee, liquidator or receiver shall be appointed for the Company or for a substantial part of its property or business without its consent and shall not be discharged within thirty (30) days after such appointment; or

    (f) Any governmental agency or any court of competent jurisdiction at the instance of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the Company and shall not be dismissed within thirty (30) days thereafter; or

    (g) Any money judgment, writ or warrant of attachment, or similar process in excess of One Hundred Thousand ($100,000) Dollars in the aggregate shall be entered or filed against the Company or any of its properties or other assets and shall remain unpaid, unvacated, unbonded or unstayed for a period of thirty (30) days or in any event later than five (5) days prior to the date of any proposed sale thereunder; or

(page 6 of 7 of 4% Convertible Debenture due December 31, 1997)

    (h) Bankruptcy, reorganization, insolvency or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Company and, if instituted against the Company shall not be dismissed within thirty (30) days after such institution or if the Company shall by any action or answer approve of, consent to, or acquiesce in any such proceedings or admit the material allegations of, or default in answering a petition filed in any such proceeding; or

    (i) The Common Stock shall no longer be traded on any U.S.
securities exchanges or on any U.S. over-the-counter securities market.

Then, or at any time thereafter, and in each and every such case, unless such Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent default) at the option of the Holder and in the Holder's sole discretion, the Holder may consider this Debenture immediately due and payable, without presentment, demand protest or notice of any kind, all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and the Holder may immediately, and with expiration of any period of grace, enforce any and all of the Holder's rights and remedies provided herein or any other rights or remedies afforded by law.

11. Mergers, Consolidations, etc. The Company shall not consolidate or merge into, or transfer all or substantially all of its assets to, any person, unless such person assumes the obligations of the Company under this Debenture and immediately after such transaction no Event of Default exists. Any reference of the Company shall refer to such surviving or transferee corporation and the obligations of the Company shall terminate upon such assumption. If the Company merges or consolidates with another corporation or sells or transfers all or substantially all of its assets to another person and the holders of the Common Shares are entitled to receive stock, securities or property in respect of or in exchange for Common Shares, then as a condition of such merger, consolidation, sale or transfer, either (i) the Company and any such successor, purchaser or transferee shall amend this Debenture to provide that it may thereafter be converted on the terms and subject to the conditions set forth above into the kind and amount of stock, securities or property receivable upon such merger, consolidation, sale or transfer by a holder of the number of shares of Common Stock into which this Debenture might have been converted immediately before such merger, consolidation, sale or transfer, or (ii) if the Company is not the surviving entity in such merger, consolidation, sale or transfer, the Company shall give the Holder at least 30 days prior written notice of the expected closing date of such transaction, and if any portion of this Debenture has not been converted into Common Stock at the election of the Holder prior to such closing, then the remaining principal amount of this Debenture may, at the option of the Holder, be converted into shares of Common Stock at the closing of such transaction. The Conversion Price shall be the same as the applicable Conversion Price defined in Section 4 above.

12. No Voting Rights. This Debenture shall not entitle the Holder hereof to any of the rights of a stockholder of the Company, including without limitation, the right to vote, to receive dividends and other distributions, or to receive any notice of, or to attend, meetings of stockholders or any other proceedings of the Company.

13. No Dividends. For so long as the Debentures remain outstanding, the Company will not, without the prior consent of a majority of the Holders, make any distribution, either in stock or cash, to its holders of Common Stock.

14. Lost or Destroyed Debenture. If this Debenture shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Debenture, or in lieu of or in substitution for a lost, stolen or destroyed Debenture, a new Debenture for the principal amount of this Debenture so mutilated, lost, stolen or destroyed but only upon receipt of evidence of such loss, theft or destruction of such Debenture, and of the ownership thereof, and indemnity, if requested, all reasonably satisfactory to the Company.

15. Sales in Compliance with Applicable Law. Any Holder of this Debenture, by acceptance hereof, agrees that such Holder will not offer, sell or otherwise dispose of this Debenture or the shares of Common Stock issuable upon exercise thereof except under circumstances which will not result in a violation of the Act, including Regulation S promulgated under the Act, or any applicable state Blue Sky law or similar laws relating to the sale of securities and the Holder agrees to provide the Company with documentation executed by the original Holder hereof to demonstrate that such offer, sale or disposition complies with applicable securities laws.

16. Governing Law. This Debenture shall be governed by and construed in accordance with the laws of the State of Georgia, without giving effect to the principles of conflicts of laws.

17. Business Day Definition. For purposes hereof, the term "business day" shall mean any day on which banks are generally open for business in the State of Georgia, USA and excluding any Saturday and Sunday.

18. Notices. Any notice, demand or request required or permitted to be given by either the Company or the Subscriber pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally, or by facsimile (with a hard copy to follow by two day courier), addressed to the Company at 901 Grier Drive, Suite B, Las Vegas, Nevada 89119, Telecopy No. (702) 263-3680, or to the Subscriber at ________________________________________, Telecopy No.
(___)___________, or such other addresses as a party may request by notifying the other in writing.



(page 7 of 7 of 4% Convertible Debenture due December 31, 1997)

19. Waiver. Any waiver by the Company or the Holder hereof of a breach of any provision of this Debenture shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Debenture. The failure of the Company or the Holder hereof to insist upon strict adherence to any term of this Debenture on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Debenture. Any waiver must be in writing.

20. Unenforceable Provisions. If any provision of this Debenture is invalid, illegal or unenforceable, the balance of this Debenture shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

21. Right to Exchange for Equity Instrument. The Company shall have the right to cause the Holder to exchange this Debenture for shares of convertible preferred stock (the "Exchange Preferred Stock") which Exchange Preferred Stock shall be issued in accordance with the Certificate of Designation, in substantially the form set forth in Exhibit B attached hereto, and having cumulative dividends at the rate of 4% per annum and containing terms equivalent in all material respects to the terms of this Debenture. Upon approval by the Company's shareholders and evidence of filing of the Certificate of Designation with the appropriate official in the Company's state of incorporation, this Debenture shall be deemed to have been exchanged into that number of shares of Exchange Preferred Stock that is economically equivalent to the Holder's interest in the Debenture. At such time, the Company shall use reasonable efforts to coordinate with Holder the delivery of certificates for the number of shares of Exchange Preferred Stock to which Holder shall be entitled upon the exchange of this Debenture.


       [remainder of page intentionally left blank]

                        EXHIBIT A
                  NOTICE OF CONVERSION
        (To be Executed by the Registered Holder
in order to Convert the Debenture or Exchange Preferred Stock Stock,
                   as the case may be)
The undersigned hereby irrevocably elects to convert the above
Debenture/Preferred Stock Certificate No.   ___________ into shares
of Common Stock, $.002 par value (the "Common Stock"), of Spintek Gaming Technology (the "Company") according to the conditions hereof, as of the date written below. If shares are to be issued in the name of a person other than undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates, opinions, and signature guarantees as reasonably requested by the Company or its Transfer Agent. No fee will be charged to the Holder for any conversion, except for transfer taxes, if any.

If this Debenture or Exchange Preferred Stock Certificate, as the case may be, is being converted during the Restricted Period (as that term is defined in the subscription agreement executed by the original purchaser of this Debenture/Exchange Preferred Stock), the undersigned represents that it is not a U.S. Person as defined in Regulation S promulgated under the United States Securities Act of 1933, as amended (the "Act") and is not converting the Debenture or Exchange Preferred Stock on behalf of any U.S. Person. The undersigned also represents and warrants that all offers and sales by the undersigned of the shares of Common Stock issuable to the undersigned upon conversion of the Debenture or Exchange Preferred Stock shall be made in compliance with Regulation S, pursuant to registration of the Common Stock under the Act or pursuant to an exemption from registration under the Act.

Conversion calculations:              _____________________________________
                                      Date of Conversion

                                      _____________________________________
                                      Applicable Conversion Price

                                      _____________________________________
                                      Signature

                                      _____________________________________
                                      Name

                                      Address:

                                      _____________________________________

                                      _____________________________________

* The original Debenture (or Exchange Preferred Stock Certificate, as the case may be) and Notice of Conversion must be received by the Company's Transfer Agent before any shares of Common Stock will be issued. If the original of this Debenture (or Exchange Preferred Stock Certificate) is not received by the Transfer Agent (or such other person as the Company may specify) within five business days after the date of conversion specified above, this notice of conversion shall become null and void.

                         EXHIBIT B
        CERTIFICATE OF DESIGNATION, NUMBER, POWERS,
         PREFERENCES AND RELATIVE, PARTICIPATING,
        OPTIONAL, AND OTHER SPECIAL RIGHTS AND THE
        QUALIFICATIONS, LIMITATIONS, RESTRICTIONS,
        AND OTHER DISTINGUISHING CHARACTERISTICS OF
                 SERIES A PREFERRED STOCK

                            OF

             SPINTEK GAMING TECHNOLOGIES, INC.

It is hereby certified that:

1. The name of the corporation (hereinafter called the "Corporation") is SPINTEK GAMING TECHNOLOGIES, INC.

2. The certificate of incorporation of the Corporation authorizes the issuance of 100,000 shares of Preferred Stock, no par value per share, and expressly vests in the Board of Directors of the Corporation the authority provided therein to issue any or all of said shares in one or more series and by resolution or resolutions to establish the designation, number, full or limited voting powers, or the denial of voting powers, preferences and relative, participating, optional, and other special rights and the qualifications, limitations, restrictions, and other distinguishing characteristics of each series to be issued.

3. The Board of Directors of the Corporation, pursuant to the authority expressly vested in it as aforesaid, has adopted the following resolutions creating a Series A issue of Preferred Stock:

             RESOLVED, that 7,143 of the 100,000 authorized shares of Preferred Stock of the Corporation shall be designated Series A Preferred Stock (the "Series A Preferred Stock") and shall possess the rights and privileges set forth below:

              A. Dividends.

                 (i) The holder of each issued and outstanding share of Series A Preferred Stock shall be entitled to receive, when and as declared by the Board of Directors of the Corporation, out of the assets at the time legally available for such purpose, dividends at a rate of 4% per annum, payable in cash or in stock. Such dividends shall not be cumulative and no right to such dividends shall accrue to holders of Series A Preferred Stock unless declared by the Corporation's Board of Directors. No dividends shall be declared or paid with respect to the Corporation's Common Stock (other than a dividend payable solely in Common Stock of the Corporation), or upon any other class of Preferred Stock of the Corporation with a dividend preference subordinate to the dividend preference of the Series A Preferred Stock, unless a dividend of equal or greater amount per share (on an as-if-converted to Common Stock basis) is first declared and paid with respect to the Series A Preferred Stock.

                 (ii)   No dividends shall be paid on the Series
A Preferred Stock at such time as:

                       (a)   such payment would violate
California law; or

                       (b)   such payment would impair the net
capital or other financial requirements applicable to the Corporation established by the National Association of Securities Dealers, Inc., the Securities and Exchange Commission, or any other state or federal securities authority or agency, any state or federal commodities authority or agency, or any commodities or securities exchange.

              B. Liquidation Preference.

                 (i)   In the event of any liquidation,
dissolution or winding-up of the Corporation, either voluntary or involuntary (a "Liquidation"), the holders of shares of the Series A Preferred Stock then issued and outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its shareholders, whether from capital, surplus or earnings, before any payment shall be made to the holders of shares of the Common Stock or upon any other series of Preferred Stock of the Corporation with a liquidation preference subordinate to the liquidation preference of the Series A Preferred Stock, an amount equal to one thousand dollars ($1,000) per share. If, upon any Liquidation of the Corporation, the assets of the Corporation available for distribution to its shareholders shall be insufficient to pay the holders of shares of the Series A Preferred Stock and the holders of any other series of Preferred Stock with a liquidation preference equal to the liquidation preference of the Series A Preferred Stock the full amounts to which they shall respectively be entitled, the holders of shares of the Series A Preferred Stock and the holders of any other series of Preferred Stock with liquidation preference equal to the liquidation preference of the Series A Preferred Stock shall receive all of the assets of the Corporation available for distribution and each such holder of shares of the Series A Preferred Stock and the holders of any other series of Preferred Stock with a liquidation preference equal to the liquidation preference of the Series A Preferred Stock shall share ratably in any distribution in accordance with the amounts due such shareholders. After payment shall have been made to the holders of shares of the Series A Preferred Stock of the full amount to which they shall be entitled, as aforesaid, the holders of shares of the Series A Preferred Stock shall be entitled to no further distributions thereon and the holders of shares of the Common Stock and of shares of any other series of stock of the Corporation shall be entitled to share, according to their respective rights and preferences, in all remaining assets of the Corporation available for distribution to its shareholders.

                 (ii)   A merger or consolidation of the
Corporation with or into any other corporation, or a sale, lease, exchange, or transfer of all or any part of the assets of the Corporation which shall not in fact result in the liquidation (in whole or in part) of the Corporation and the distribution of its assets to its shareholders shall not be deemed to be a voluntary or involuntary liquidation (in whole or in part), dissolution, or winding-up of the Corporation.

               C. Conversion of Series A Preferred Stock.

                       The holders of Series A Preferred Stock
shall have the following conversion rights:

                  (i)   Right to Convert.  Each share of Series A
Preferred Stock shall be convertible, on the Conversion Dates and at the Conversion Prices set forth below, into fully paid and nonassessable shares of Common Stock.

                 (ii) Mechanics of Conversion. Each holder of Series A Preferred Stock who desires to convert the same into shares of Common Stock shall provide notice ("Conversion Notice") via telecopy to the Corporation. The original Conversion Notice and the certificate or certificates representing the Series A Preferred Stock for which conversion is elected, shall be delivered to the Corporation by international courier, duly endorsed. The date upon which a Conversion Notice is properly received by the Corporation shall be a "Notice Date."

             The Corporation shall use all reasonable efforts to issue and deliver within three (3) business days after the Notice Date, to such holder of Series A Preferred Stock at the address of the holder on the stock books of the Corporation, a certificate or certificates for the number of shares of Common Stock to which the holder shall be entitled as aforesaid; provided that the original shares of Series A Preferred Stock to be converted are received by the transfer agent or the Corporation within three business days after the Notice Date and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date. If the original shares of Series A Preferred Stock to be converted are not received by the transfer agent or the Corporation within three business days after the Notice Date, the Conversion Notice shall become null and void.

                 (iii) Conversion Dates. The Series A Preferred Stock shall become convertible into shares of Common Stock at any time commencing forty-five (45) days after the last day on which there is an original issuance of the Series A Preferred Stock (the "Conversion Date").

                  (iv)  Conversion Price.  Each share of Series A
Preferred Stock shall be convertible into the number of shares of Common Stock according to the following formula:

              [(.04) (N/365) (1,000)] + 1,000
                    /Conversion Price

                  N =       the number of days between (i) the
                            date of issuance of the Series A
                            Preferred Stock and (ii) the
                            applicable date of conversion for
                            the Series A Preferred Stock for
                            which conversion is being elected.

                  Conversion
                  Price = the lesser of (x) $2.00 (the "Fixed Conversion Price"), or (y) the average closing bid price of the Corporation's Common Stock for the five (5) trading days immediately preceding the Notice Date (the "Floating Conversion Price");
                            provided, however, that on the
                            first anniversary after the
                            issuance of the Series A Preferred
                            Stock, the Fixed Conversion Price
                            shall be $3.00; and provided
                            further, that in no event shall the
                            Conversion Price be less than
                            $1.00.

                  (v)   Automatic Conversion.  Each share of
Series A Preferred Stock outstanding on December 31, 1997 automatically shall be converted into Common Stock on such date at the Conversion Price then in effect, and December 31, 1997 shall be deemed to be the Notice Date with respect to such conversion. The Company shall have no right to force conversion of any outstanding shares of Series A Preferred Stock prior to December 31, 1997.

                 (vi)   Fractional Shares.  No fractional share
shall be issued upon the conversion of any shares, share or fractional share of Series A Preferred Stock. All shares of Common Stock (including fractions thereof) issuable upon conversion of shares (or fractions thereof) of Series A Preferred Stock by a holder thereof shall be aggregated for purposes of determining whether the conversion would result in the issuance of any fractional share.
If, after the aforementioned aggregation, the conversion would result in the issuance of a fraction of a share of Common Stock, the Corporation shall, in lieu of issuing any fractional share, pay the holder otherwise entitled to such fraction a sum in cash equal to the closing bid price of the Corporation's Common Stock on the Notice Date multiplied by such fraction.

                       (vii)     Reservation of Stock Issuable Upon
Conversion. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series A Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all then outstanding shares of the Series A Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series A Preferred Stock, the Corporation will take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

                       (viii)  Adjustment to Conversion Price.

                            (a)  If, prior to the conversion
of all shares of Series A Preferred Stock, the number of outstanding shares of Common Stock is increased by a stock split, stock dividend, or other similar event, the Fixed Conversion Price shall be proportionately reduced, or if the number of outstanding shares of Common Stock is decreased by a combination or reclassification of shares, or other similar event, the Fixed Conversion Price shall be proportionately increased.

                            (b)  If, prior to the conversion
of all shares of Series A Preferred Stock at a time when conversion would be at the Floating Conversion Price, there is a stock split, stock dividend, or other similar event which occurs during the five-day period utilized to compute the Conversion Price, then the Closing
Bid Price used to compute the Conversion Price shall be appropriately adjusted to reflect, as deemed equitable and appropriate by the Company, such stock split, stock dividend or other similar event.

                            (c) If, prior to the conversion of
all shares of Series A Preferred Stock, there shall be any merger, consolidation, exchange of shares, recapitalization, reorganization, or other similar event, as a result of which shares of Common Stock of the Corporation shall be changed into the same or a different number of shares of the same or another class or classes of stock or securities of the Corporation or another entity, then the holders of Series A Preferred Stock shall thereafter have the right to purchase and receive upon conversion of shares of Series A Preferred Stock, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore issuable upon conversion, such shares of stock and/or securities as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore purchasable and receivable upon the conversion of shares of Series A Preferred Stock held by such holders had such merger, consolidation, exchange of shares, recapitalization or reorganization not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of the holders of the Series A Preferred Stock to the end that the provisions hereof (including, without limitation, provisions for adjustment of the Conversion Price and of the number of shares issuable upon conversion of the Series A Preferred Stock) shall thereafter be applicable, as nearly as may be practicable in relation to any shares of stock or securities thereafter deliverable upon the exercise hereof. The Corporation shall not effect any transaction described in this subsection unless the resulting successor or acquiring entity (if not the Corporation) assumes by written instrument the obligation to deliver to the holders of the Series A Preferred Stock such shares of stock and/or securities as, in accordance with the foregoing provisions, the holders of the Series A Preferred Stock may be entitled to purchase.

                            (d)  If any adjustment under this
subsection would create a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares of Common Stock issuable upon conversion shall be the next higher number of shares.

                  D.    Redemption.

                       (i)  Right to Redeem on Conversion.  The
Corporation shall have the right, in its sole discretion, upon receipt of a notice of conversion pursuant to Section C, to redeem in whole or in part any shares of Series A Preferred Stock submitted for conversion, immediately prior to conversion. If the Corporation elects to redeem some, but not all, of the shares of Series A Preferred Stock submitted for conversion, the Company shall redeem from among the shares of Series A Preferred Stock submitted by the various shareholders for conversion on the applicable date, a pro-rata amount from each shareholder so submitting shares of Series A Preferred Stock for conversion.

                       (ii)  Mechanics of Redemption on
Conversion. The Corporation shall effect each such redemption by giving notice of its election to redeem, by facsimile within 1 business day following receipt of a notice of conversion from a Holder, with a copy by 2-day courier, to the Holder of shares of Series A Preferred Stock submitted for conversion at the address and facsimile number of such Holder appearing in the Corporation's register for the Series A Preferred Stock. Such redemption notice shall indicate whether the Corporation will redeem all or part of the shares of Series A Preferred Stock submitted for conversion and the applicable redemption price. The Corporation shall not be entitled to send any notice of redemption and begin the redemption procedure unless it has the full amount of the redemption price, in cash, available in a demand or other immediately available account in a bank or similar financial institution on the date the redemption notice is sent to shareholders.

             The redemption price per shares of Series A Preferred Stock shall be calculated in accordance with the following formula:

             Principal + Interest x Closing Bid Price
              Conversion Price

             For the purposes of the above formula, "Principal", "Interest", "Closing Bid Price" and "Conversion Price" shall have the meanings set forth in Section C.

             The redemption price shall be paid to the Holder of shares of Series A Preferred Stock redeemed within 10 business days of the delivery of the notice of such redemption to such Holder; provided, however, that the Corporation shall not be obligated to deliver any portion of such redemption price unless either the certificates evidencing the shares of Series A Preferred Stock redeemed are delivered to the Corporation or its transfer agent as provided in Section C, or the Holder notifies the Corporation or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such certificates.

                       (iii)  Redemption on Asset Sale.  In the
event the Corporation enters into a transaction or series of transactions to sell all or substantially all of its assets, the Corporation shall, within seven days after the closing of such transaction and after giving at least 15 days advance written notice of such transaction (which notice shall specify the date that such redemption is to be effected, which date is referred to hereinafter as the "Effective Date of Redemption"), redeem the shares of Series A Preferred Stock for cash. The redemption price in such event ("Redemption Price on Asset Sale") shall be calculated in accordance with the formula set forth in Section D(ii) above.

             Upon the close of the transaction causing redemption under this Section D(iii), the Corporation shall deposit the Redemption Price on Asset Sale for all outstanding shares of Series A Preferred Stock with a bank or trust company having aggregate capital and surplus in excess of $50,000,000 as a trust fund for the benefit of the respective holders of the Series A Preferred Stock designated for redemption and not yet redeemed. Simultaneously, the Corporation shall deposit irrevocable instruction and authority to such bank or trust company to publish the notice of redemption thereof (or to complete such publication if theretofore commenced) and to pay, on and after the date fixed for redemption or prior thereto, the Redemption Price on Asset Sale to the holders of the Series A Preferred Stock upon surrender of their certificates.

                       (iv)  Redemption on Change of Control.
In the event of a Change of Control (as hereinafter defined), the shares of Series A Preferred Stock shall be redeemed by the Corporation for cash at a redemption price calculated in accordance with the formula set forth in Section D(ii) above.

             For purposes of this Section D(iv), Change of Control shall be deemed to have occurred at such time as:

                            (a)  any person (other than the
Corporation, any Subsidiary of the Corporation or any employee benefit plan of the Corporation)("Person") is or becomes the beneficial owner, directly or indirectly, through a purchase, merger or other acquisition or transaction or series of transactions, of shares of capital stock of the Corporation entitling such Person to exercise 50% or more of the total voting power of all shares of capital stock of the Corporation entitled to vote generally in the election of directors (any shares of voting stock of which such person or group is the beneficial owners that are not then outstanding for purposes of calculating such percentage); or

                            (b)  any consolidation of the
Corporation with, or merger of the Corporation into, any other Person, any merger of another Person into the Corporation (other than a merger (x) which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock or (y) which is effected solely to change the jurisdiction of incorporation of the Corporation and results in a reclassification, conversion or exchange of outstanding shares of Common Stock into solely shares of Common Stock); or

                            (c)  a change in the Board of
Directors of the Corporation in which the individuals who constituted the Board of Directors of the Corporation as of July 10, 1996 cease for any reason to constitute a majority of the directors then in office.

                       (v)  No Other Redemption.  The Company
shall have no right to redeem the Series A Preferred Stock except as provided in Section D hereof.

                  E    Voting.  Except as otherwise provided by
the General Corporation Law of the State of California, the holders of the Series A Preferred Stock shall have no voting power whatsoever, and no holder of Series A Preferred Stock shall vote or otherwise participate in any proceeding in which actions shall be taken by the Corporation or the shareholders thereof or be entitled to notification as to any meeting of the Board of Directors or the shareholders.

                  F. Protective Provisions. So long as shares of Series A Preferred Stock are outstanding, the Corporation shall not without first obtaining the approval (by vote or written consent, as provided by law) of the holders of at least a majority of the then outstanding shares of Series A Preferred Stock:

                       (i)  alter or change the rights,
preferences or privileges of the shares of Series A Preferred Stock so as to affect adversely the Series A Preferred Stock;

                       (ii) create any new class or series of
stock being on a parity with or having a preference over the Series A Preferred Stock with respect to dividends, to payments upon Liquidation (as provided for in Section B of this Designation) or to redemption; or

                       (iii)     do any act or thing not authorized
or contemplated by this Designation which would result in taxation of the holders of shares of the Series A Preferred Stock under Section 305 of the Internal Revenue Code of 1986, as amended (or any comparable provision of the Internal Revenue Code as hereafter from time to time amended).

                  G. Status of Converted Stock. In the event any shares of Series A Preferred Stock shall be converted as contemplated by this Designation, the shares so converted shall be canceled, shall return to the status of authorized but unissued Preferred Stock of no designated class or series, and shall not be issuable by the Corporation as Series A Preferred Stock.

             FURTHER RESOLVED, that the statements contained in the foregoing resolutions creating and designating the said Series A Preferred Stock and fixing the number, powers, preferences and relative, optional, participating, and other special rights and the qualifications, limitations, restrictions, and other distinguishing characteristics thereof shall, upon the effective date of said series, be deemed to be included in and be a part of the certificate of incorporation of the Corporation pursuant to the provisions of the California Corporations Code

Signed on _July 16, 1996.


                                           By:/s/ Lanier M.
Davenport
                                           Its:Chairman and
Chief Executive Officer

Attest
 /s/ Gary L. Coulte
  Assistant Secretary

                         EXHIBIT B

                Definition of "U.S. Person"

Pursuant to Rule 902 (c), (o) and (p) of Regulation S, the terms
"U.S. person" and "United States" are defined as follows:

                  (o)  U.S. Person.

                  (1)  "U.S. person" means:

                       (i)  Any natural person resident in the
United States;

                       (ii) Any partnership or corporation
organized or incorporated under the laws of the United States;

                       (iii) Any estate of which any executor or administrator is a U.S. person;

                       (iv) Any trust of which any trustee is a U.S. person;

                       (v)  Any agency or branch of a foreign
entity located in the United States;

                       (vi) Any non-discretionary account or
similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

                       (vii)     Any discretionary account or
similar account (other than an estate or trust) held by a dealer or other fiduciary organized incorporated, or (if an individual) resident in the United States; and

                       (viii)    Any partnership or
corporation if: (A) organized or incorporated under the laws of any foreign jurisdiction; and (B) formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act of 1933, as amended (the "Act") unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) of the Act) who are not natural persons, estates or trusts.

                  (2) Notwithstanding paragraph (o)(1) of this rule, any discretionary account or similar account (other than an estate or trust) held for the benefit or account of a non-U.S. person by a dealer or other professional fiduciary organized, incorporated, or (if an individual) resident in the United States shall not be deemed a "U.S. person".

                  (3)  Notwithstanding paragraph (o)(1), any
estate of which any professional fiduciary acting as executor or administrator is a U.S. person shall not be deemed a U.S. person if:

                       (i)  An executor or administrator of the
estate who is not a U.S. person has sole or shared investment discretion with respect to the assets of the estate; and

                       (ii) The estate is governed by foreign
law.

                  (4)  Notwithstanding paragraph (o)(1), any
trust of which any professional fiduciary acting as trustee is a U.S. person shall not be deemed a U.S. person if a trustee who is not a U.S. person has sole or shared investment discretion with respect to the trust assets, and no beneficiary of the trust (and no settlor if the trust is revocable) is a U.S. person.

                  (5)  Notwithstanding paragraph (o)(1), an
employee benefit plan established and administered in accordance with the law of a country other than the United States and customary practices and documentation of such country shall not be deemed a U.S. person.

                  (6)  Notwithstanding paragraph (o)(1), any
agency or branch of a U.S. person located outside the United States shall not be deemed a "U.S. person" if:

                       (i)  The agency or branch operates for
valid business reasons; and

                       (ii) The agency or branch is engaged in
the business of insurance or banking and is subject to substantive insurance or banking regulation, respectively, in the jurisdiction where located.

                  (7)  The International Monetary Fund, the
International Bank for Reconstruction and Development, the Inter-American Development Bank, the Asian Development Bank, the African
Development Bank, the United Nations, and their agencies, affiliates and pension plans, and any other similar international organizations, their agencies, affiliates and pension plans shall not be deemed
"U.S. persons".

             (p)  United States.  "United States" means the
United States of America, its territories and possessions, any State of the United States, and the District of Columbia.

                         EXHIBIT C

            Definition of "Accredited Investor"

Pursuant to Rule 501 (a) of Regulation D, the term "Accredited
Investor" is defined as follows:

1. Any bank as defined in section 3(a)(2) of the Securities Act of 1933 (the "Act"), or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; any insurance company as defined in section 2(13) of the Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or
             (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

2. Any private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940.

3. Any organization described in section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

4. Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer.

5. Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000.

6. Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

7. Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in section
             (b)(2)(ii) of Rule 506.

8. Any entity in which all of the equity owners are accredited investors.

                         EXHIBIT D

     Outstanding Common Stock, Convertible Debentures
                       and Warrants


             Spintek Gaming Technologies, Inc.
                    As of July 16, 1996


                       11,052,803      Shares of Common Stock
                                0      Convertible Debentures
                        7,143,000      After This Offering
                        1,480,000      Options
                          250,000      Warrants

                         EXHIBIT E

             Spintek Gaming Technologies, Inc.

               Registration Rights Agreement


             THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is entered into as of July 16, 1996, by and among SPINTEK GAMING
TECHNOLOGIES, INC., a California corporation (the "Company"), and the persons and entities listed on Exhibit A attached hereto (the
"Investors").

                         Recitals

             WHEREAS, pursuant to Subscription Agreements (the "Agreements"), by and among the Company and the Investors, the Company has agreed to sell and the Investors have agreed to purchase an aggregate of up to $7,143,000 (U.S.) in principal amount of 4% Convertible Debentures of the Company for a purchase price of $5,000,000 (U.S.) (the "Convertible Debentures"); and

             WHEREAS, the Company has an option to exchange the Convertible Debentures into equivalent shares of preferred stock upon approval by the Company's shareholders (the "Exchange Preferred
Stock"); and

             WHEREAS, the Convertible Debentures (or the Exchange
Preferred Stock, as the case may be) are convertible into shares of the Company's Common Stock, $.002 par value per share (the "Shares"); and

             WHEREAS, pursuant to the terms of, and in partial consideration for, the Investors' agreement to enter into the Agreements, the Company has agreed to provide the Investors with certain registration rights with respect to the Shares;

             NOW THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth in the Agreements and this Registration Rights Agreement, the Company and the Investors agree as follows:

                        Agreement:

             I    Certain Definitions.  As used in this
Agreement, the following terms shall have the following respective meanings:

             "Commission" shall mean the Securities and Exchange
Commission or any other Federal agency at the time administering the Securities Act.

             "Common Stock" shall mean the Company's Common Stock, par value $.002 per share.

             "Initiating Holders" shall mean holders of the Company's Convertible Debentures (or the holders of the Exchange
Preferred Stock, as the case may be) having an aggregate initial purchase price from the Company of $1,000,000 or more.

             "Other Registrable Securities" shall mean those shares of Common Stock heretofore or hereafter issued pursuant to one or more agreements granting the purchasers of such securities the right to have the Company register such securities or include such securities in any other registration of the Company's equity securities.

             "Registrable Shares" shall means (i) the Shares, and
(ii) any Common Stock of the Company issued or issuable in respect of the Shares or upon any stock split, stock dividend, recapitalization or similar event; provided, however, that Registrable Shares or other securities shall no longer be treated as Registrable Shares if (A) they have been sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, (B) they have been sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act so that all transfer restrictions and restrictive legends with respect thereto are removed upon consummation of such sale or (C) the Shares are available for sale under the Securities Act (including Rule 144), in the opinion of counsel to the Company, without compliance with the registration and prospectus delivery requirements of the Securities Act so that all transfer restrictions and restrictive legends with respect thereto may be removed upon the consummation of such sale.

             The terms "register", "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

             "Registration Expenses" shall mean all expense incurred by the Company in compliance with Section 2 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses, reasonable fees and disbursements (not to exceed $20,000) of one counsel for all the selling holders of Registrable Shares for a limited "due diligence" examination of the Company, and the reasonable expenses of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company, and excluding all underwriting discounts and selling commissions applicable to the sale of the Registrable Shares).

             "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

             "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Shares and all fees and disbursements of one counsel for the selling holders of Registrable Shares (other than the fees disbursements of such counsel included in Registration Expenses).

             II.  Requested Registration.

             The following registration rights will apply if, and only if, at any time prior to the termination of this Agreement, Regulation S promulgated under the Securities Act is rescinded or modified so as to preclude Initiating Holders from reselling in United States public securities markets Shares received from the Company pursuant to the Agreements following expiration of the Restricted Period (as defined in the Agreements), or if, for any other reason, the Company refuses to issue Shares at the times required by the Agreements bearing no restrictive legend to Initiating Holders after expiration of the Restricted Period; provided, however, that no Investor shall be entitled to request registration pursuant to this Agreement (and such Investor shall not be considered an Initiating Holder pursuant to this Agreement, and the securities held by such Investor shall not be considered Registrable Shares pursuant to this Agreement) if a representation or warranty of such Investor in the Agreements between the Investor and the Company is inaccurate or was inaccurate when made, or the Investor has failed to comply with the covenants and agreements of the Investor set forth in the Agreements between the Investor and the
Company:

                  (a) Request for Registration. If the Company shall receive from Initiating Holders, at any time after two (2) and prior to thirty-six (36) months following the final closing of the sale of Convertible Debentures pursuant to the Agreements, a written request that the Company effect a registration with respect to all, but not less than all, of the Registrable Shares held by such Initiating Holders (which notice shall specify the intended method of disposition), the Company shall:

                       i)   promptly give written notice of the
proposed registration to all other holders of Registrable Shares; and

                       ii)  as soon as practicable use its best
efforts to effect such registration (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Shares as are specified in such request, together with all or such portion of the Registrable Shares of any holder or holders of Registrable Shares joining in such request as are specified in a written request given within fifteen
(15) days after receipt of such written notice from the Company; provided that the Company shall not be obligated to effect, or to take any action to effect, any such registration pursuant to this
Section 2:

                            a)   after the Company has
             effected one such registration pursuant to this
             Section 2(a) and such registration has been declared or ordered effective by the Commission and the sale of such Registrable Shares shall have closed; or

                            b)   within the period starting
             with the date thirty (30) days prior to the Company's good faith estimated date of filing of, and ending ninety (90) days following the effective date of, any registered offering of the Company's securities to the general public; or

                            c)   more often than once in each
             eighteen (18) month period during the term of this agreement.

                       Subject to the foregoing limitations in
clauses (A) and (B) above, the Company shall file a registration statement covering the Registrable Shares so requested to be registered as soon as practicable after receipt of the request or requests of the Initiating Holders, but no later than forty-five (45) days following receipt of such request or requests, except in the event audited financial statements not previously prepared are required to be prepared prior to the filing of such registration statement, in which case such registration statement must be filed as soon as practicable, but in any event within ninety (90) days following receipt of such request or requests.

                  The registration statement filed pursuant to the request of the Initiating Holders may, subject to the provision of Section 2(b) below, include Other Registrable Securities, other securities of the Company which are held by officers or directors of the Company or which are held by other holders of registration rights, and may include securities of the Company being sold for the account of the Company.

                  (b) Underwriting. If the Initiating Holders intend to distribute the Registrable Shares covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to Section 2 and the Company shall include such information in the written notice referred to in
Section 2(a)(i) above. The right of any holder of Registrable Shares to registration pursuant to Section 2 shall be conditioned upon such holder's participation in such underwriting and the inclusion of such holder's Registrable Shares in such underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such holder with respect to such participation and inclusion) to the extent provided herein. A holder of Registrable Shares may elect to include in such underwriting all or a part of the Registrable Shares it holds.

                       i)   If the Company shall request
inclusion in any registration pursuant to Section 2 of securities being sold for its own account, or if officers or directors of the Company holding other securities of the Company or other holders of registration rights, shall request inclusion in any registration pursuant to Section 2, the Initiating Holders shall, on behalf of all holders of Registrable Shares, offer to include Other Registrable Securities and the securities of the Company, such officers and directors and such other holders of registration rights in the underwriting and may condition such offer on their acceptance of the further applicable provisions of this Agreement. The Company shall (together with all holders of Registrable Shares, officers and directors, other holders of registration rights and holders of Other Registrable Securities proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or representative of the underwriters selected for such underwriting by the Company, which underwriter(s) shall be reasonably acceptable to a majority in interest of the Initiating Holders.

                       ii)  Notwithstanding any other provision
of this Section 2, if the representative of the underwriters advises the Company in writing that marketing factors require a limitation on the number of shares to be underwritten, the Company shall so advise all holders of Registrable Shares and other shareholders whose securities would otherwise be underwritten pursuant hereto, and the number of Registrable Shares and other securities that may be included in the registration and underwriting shall be allocated in the following manner: the securities of the Company held by officers and directors of the Company (other than Registrable Shares) shall be excluded from such registration and underwriting to the extent required by such limitation, and, if a limitation on the number of shares is still required, the Other Registrable Securities shall be excluded pro rata with Registrable Shares, unless another method of determining such exclusion is specified in the agreements governing the Other Registrable Securities, according to the relative number of Other Registrable Securities requested to be included in such registration and underwriting, from such registration and underwriting to the extent required by such limitation, and, if a limitation on the number of shares is still required, the number of Registrable Shares that may be included in the registration and underwriting shall be allocated among all holders of Registrable Shares in proportion, as nearly as practicable, to the respective amounts of Registrable Shares which they had requested to be included in such registration at the time of filing the registration statement. No Registrable Shares or any other securities excluded from the underwriting by reason of the underwriter's marketing limitation shall also be included in such registration.

                       iii) If the Company or any officer,
director or holder of Registrable Shares or Other Registrable Securities who has requested inclusion in such registration and underwriting as provided above disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the underwriter and the Initiating Holders. The securities so withdrawn shall also be withdrawn from registration.

III. Expenses of Registration. The Company shall bear all Registration Expenses incurred in connection with any registration, qualification or compliance of the Registrable Shares pursuant to this Agreement. All Selling Expenses shall be borne by the holders of the securities so registered pro rata on the basis of the number of their shares so registered.

             IV.  Registration Procedures.  Pursuant to this
Agreement, the Company will keep each holder of Registrable Shares advised in writing as to the initiation of a registration under this Agreement and as to the completion thereof. At its expense, the Company will:

                  (a)  Use reasonable efforts to keep such
registration effective for a period of one hundred eighty (180) days or until the holder or holders of Registrable Shares have completed the distribution described in the registration statement relating thereto or until the securities registered cease to be Registerable Shares, whichever first occurs;

                  (b) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of securities covered by such registration statement; and

                  (c)  Furnish such number of prospectuses and
other documents incidental thereto, including any amendment of or supplement to the prospectus, as a holder of Registrable Shares from time to time may reasonably request.

             V.   Indemnification.

                  (a) The Company will indemnify each holder of Registrable Shares, each of its officers, directors and partners, and each person controlling such holder of Registrable Shares, with respect to which registration has been effected pursuant to this Agreement, and each underwriter, if any and each person who controls any underwriter, and their respective counsel against all claims, losses, damages and liabilities (or actions, proceedings or settlements in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, or other document incident to any such registration, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any rule or regulation thereunder applicable to the Company in connection with any such registration and will reimburse each such holder of Registrable Shares, each of its officers, directors and partners, and each person controlling such holder of Registrable Shares, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses as they are reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action, provided, however, that the indemnity contained in this
Section 5(a) shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if such Settlement is effected without the consent of the Company; and provided further that the Company shall not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by such holder of Registrable Shares or underwriter and stated to be specifically for use therein. The foregoing indemnity agreement is further subject to the condition that insofar as it relates to any untrue statement, alleged untrue statement, omission or alleged omission made in a preliminary prospectus, such indemnity agreement shall not inure to the benefit of the foregoing indemnified parties if copies of a final prospectus correcting the misstatement, or alleged misstatement, omission or alleged omission upon which such loss, liability, claim or damage is based is timely delivered to such indemnified party and a copy thereof was not furnished to the person asserting the loss, liability, claim or damage.

                  (b)  Each holder of Registrable Shares will,
if Registrable Shares held by it are included in the securities as to which such registration is being effected, indemnify the Company, each of its directors and officers and each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of the Securities Act and the rules and regulations thereunder, each other such holder of Registrable Shares and each of its officers, directors and partners, and each person controlling such holder of Registrable Shares, and their respective counsel (collectively, the "Company, Underwriters and Counsel") against all claims, losses, damages and liabilities (or actions, proceedings or settlements in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact relating to such Holder contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein relating to such holder or necessary to make the statements therein relating to such holder not misleading or any violation by such holder of any rule or regulation promulgated under the Securities Act applicable to such holder and relating to action or inaction required of such holder in connection with any such registration; and will reimburse the Company, such holders of Registrable Shares, directors, officers, partners, persons, underwriters or control persons for any legal or any other expense reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) relating to such holder is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such holder of Registrable Shares and stated to be specifically for use therein; provided, however, that such indemnification obligations shall not apply if the Company modifies or changes to a material extent written information furnished by such Holder. Each holder of Registrable Shares will, if Registrable Shares held by it are included in the securities as to which such registration is being effected, indemnify the Company, Underwriters and Counsel against all claims, losses, damages and liabilities (or actions, proceedings or settlements in respect thereof), arising out of or based on any sale of Registrable Shares made by such holder following receipt by such holder of written notice from the Company, Underwriters or Counsel that the registration statement filed with respect to such Registrable Shares contains an untrue statement of material fact or omits to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

                  (c)  Each party entitled to indemnification
under this Section 5 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld or delayed), and the Indemnified Party may participate in such defense at such Indemnified Party's expense. No Indemnifying Party, in the defense of any such claim or litigation, shall except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

             VI.  Information by Holder of Registrable Shares.
Each holder of Registrable Shares shall furnish to the Company such information regarding such holder of Registrable Shares and the distribution proposed by such holder of Registrable Shares as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration referred to in this Agreement.

             VII. Miscellaneous.

                  A.   Governing Law.  This agreement shall be
governed by and construed in accordance with the laws of the State of California without giving effect to conflict of laws.

                  B.   Successors and Assigns.  Except as
otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

                  C.   Entire Agreement.  This Agreement
constitutes the full and entire understanding and agreement between the parties with regard to the subject matter hereof.

                  D.   Notices, etc.  All notices and other
communications required or permitted hereunder shall be in writing and shall be mailed by first-class mail, postage prepaid, or delivered by hand or by messenger or courier delivery service, addressed (a) if to an Investor, at such Investor's address set forth on Exhibit A hereof, or at such other address as such Investor shall have furnished to the Company in writing, or (b) if to the Company at 901 Grier Drive, Suite B, Las Vegas, Nevada 89129, Attn: President, or at such other address as the Company shall have furnished to each Investor and each such other holder in writing.

                  E.   Delays or Omissions.  No delay or
omission to exercise any right, power or remedy accruing to any holder of any Registrable Shares, upon any breach or default of the Company under this Agreement, shall impair any such right, power or remedy of such holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereunder occurring, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any holder of any breach or default under this Agreement, or any waiver on the part of any party of any provisions of conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

                  F.   Counterparts.  This agreement may be
executed in any number of counterparts, each of which may be executed by less than all of the Investors, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

                  G. Severability. In the case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  H.   Amendments.  The provisions of this
Agreement may be amended at any time and from time to time, and particular provisions of this Agreement may be waived, with and only with an agreement or consent in writing signed by the Company and by the Investors currently holding fifty percent (50%) of the Registrable Shares as of the date of such amendment or waiver.

                  I. Termination of Registration Rights. This Agreement shall terminate at such time as there ceases to be at least $2,000,000 in principal amount of outstanding Convertible Debentures (or Exchange Preferred Stock, as the case may be) which constitute Registrable Shares as defined herein.

The foregoing Registration Rights Agreement is hereby executed as of the date first above written.

SPINTEK GAMING TECHNOLOGIES, INC.     INVESTOR
                                      RBB Bank Aktiengesellschaft


By:/s/ Gary L. Coulter                By:/s/Herbert Straus

Name:                                 Name
Title:Vice Chairman                   Title:Head Trader